Exhibit 99.1

CMS ENERGY

Mitsubishi UFJ Utility Conference

September 18, 2013

Cross Winds® Energy Park

Gas Combined Cycle Plant

Consumers Smart Energy Program

CMS ENERGY

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the

Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND

INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2012 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods. Because the company is not able to estimate the impact of these matters, the company is not providing a reconciliation to the comparable future period reported earnings.

CMS ENERGY

CMS Business Model . . . .

EPSa

Results

7%

$1.55

5%

Consistent financial performance

$1.45

$1.36

$1.26

$1.21b

Fair and timely regulation

$1.08

$0.96

Utility investment

Customer value

$0.90

$0.84

$0.81

Safe, excellent operations

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E Future

11th year of top performance

Needed investment:

Customer driven

Ten-year visibility

Constructive regulation

Self-funded

Consistent high growth:

EPS & dividend

Operating cash flow

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

. . . . . has allowed CMS to execute its strategy and deliver “Best in Class” results.

CMS ENERGY

CMS Manages its Work . . . .

2012

Adjusted EPS

(non-GAAP)

First Half

Second Half

+13¢

Hot Summer

Guidance $1.52

to $1.55

$1.55

Warm Winter

-13¢

2013

Adjusted EPS (non-GAAP) Reinvestment

Reliability complete 6¢

Gas case deferred 3

+14¢ Reliability & other 5

Total Reinvestment 14¢

+7¢

Electric Weather

Gas Weather

Better Than Plan

Sales 4¢

Health care 2

Financing & other 1

Net Benefits 7¢

. . . . delivering the high side of performance for customers and owners.

Trend of O&M Cost Savings . . . .

CMS ENERGY

Percent Change

25%

Inflation

-21%

Cost Reductions

0

Prior Plan

-9%

Accelerated Cost

Reductions

-6%

New Plan

-15%

-25%

2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Lines smoothed for illustrative purposes

. . . . . accelerated; funding investment and reducing risk.

2012 Electric O&M Cost Performance . . . .

CMS ENERGY

Overhead

(per Customer)

Consumers

Energy $101 Electric

Peer Average $206

$0 $400

Source: SNL, Form 1

Non-Fuel O&M

(Pct of Revenue)

Consumers Energy Electric 17%

Peers 23%

. . . . better than peers.

# Electric Prices . . . .

CMS ENERGY

## 2011 Residential Bill as Percent of Disposable Income



7%
0
National average 3.7%
UT CO CA WY MA WA MN DC RI NH NJ IL ME AK NM VT WI ND IA ID NE MT MD MI SD OR NY VA CT NV KS IN DE OH PA MO AZ KY OK NC AR WV TX GA LA FL TN SC HI AL MS

Source: eia.gov & census.gov, disposable income 70% of household income

**. . . . competitive nationally and improving.**

7

Strong Customer Focus - Cost Control . . . .

CMS ENERGY

Average O&M Annual Change

7% Avg.

Utilities

2% Inflation 2% Avg. -8% -3% Utilities

Consumers

-0.5% -2% -1%

Reinvested

-6% -6%

2006-2012 2012 2013E 2013-2017E Annual Average 2012 Base

Examples of Cost Reductions

Amount Past (annual average) (mils)

Western coal $250

Workforce restructuring 70 and benefit plans

SAP 40

Productivity 50

Future (est. annual average)

Classic 7 mothballed $20

Productivity 10

Benefit plans 30

Consumers Smart Energy 10 Total Future Savings $70

. . . . holds down rates and helps fund better system reliability.

Strong Customer Focus - Cost Control . . . .

CMS ENERGY

Average O&M Annual Change

7% Avg.

Utilities

2% Inflation 2% Avg. -10% -4%

Utilities

Consumers

-0.5% -2%

-2%

Reinvested

-6%

-8%

2006-2012 2012 2013E 2013-2017E Annual Average 2012 Base

Examples of Cost Reductions

Annual Future (mils)

Classic 7 mothballed $20

Productivity 10

Benefit plans 30

Consumers Smart Energy 10

Additional cost controls

Retiree health care $50

Tax benefits (COR) 70

Cross Winds® (PTC) 10

Low cost financing 8 Annual Reductions $208

. . . . has been enhanced and accelerated.

Structural Benefit Changes . . . .

Benefit Costs

2012 over 2009 CAGR

Peers +5%

6

-2

-8

-4%

2012

-2%

2013

-6%

2005 2006 2007 2008 2009 2010 2011 2012 2013

CMS

Benefit Changes

Timeline

– New salaried employees to DC pension

– Union employees, health care cost sharing

– Increased cost sharing

– Healthy living initiated, increased cost sharing

– Preferred and standard health care plans

– New union hires pay full cost retiree health care

– Union employees, health care contributions

– Retiree prescription drug cost sharing

– Retiree health care cost sharing reduces benefit cost additional 2% CAGR

Source: SNL, Form 1 Electric O&M Benefits

. . . . better impact than initially planned.

New Cost Savings . . . .

Gas Rate Case Avoideda

$49 Benefits

Tax/Other

$0

2013 2014

Electric Rate Case Avoideda

$100 Benefits

Tax

Cross Winds®

$0

2014

a Until 2015 test year

. . . . fund elimination of next gas and electric cases!

Rate Case Elimination . . . .

2013 2014 2015 2016

ELECTRIC

Avoid

File annual rate case

New Michigan Energy Policy

CON

Tax Case

Avoid

File annual rate case

On Track

Gas Plant

CON filed July 12

Air Permit approved July 26

Securitization filed September 9 GAS

Tax Accounting Request File annual Avoid approved September 10 rate case

Base Ratesa

No Increase

< Inflation ROE

10.3% 10.3% 10.3%

EPS 5% - 7% 5% - 7% 5% - 7% 5% - 7%

2013 2014 2015 2016

a Includes surcharges

. . . . underway.

Enhanced Near-Term Strategy . . . .

Prior

New

Rate case filings Annual Avoid until 2015 (test year)

ROE Subject to review 10.3% into 2015

Customer base rate increases < 2% 0% thru 2014, < 2% after

Investment (2013-17) $7 billion $7 billion

(“Free” 700 MW GCC)

O&M costs (2013-17) -1% -2%

EPS, OCF & dividend growth 5% - 7% 5% - 7%

Lowers Risk

Helps Customers

Sustains Growth

. . . . . allows CMS to deliver even more benefits to customers and shareowners.

Capital Investment Plan . . . .

2013 – 2017 Plan

Opportunity Level

Faster Smart Energy Pipe replacements Pole replacements More gas generation

$10 Billion

< $7 Billion

Customer base rates <2% >4%

. . . . at sustainable and affordable pace, in low-risk, “bite size” projects.

Ten-Year Capital Investment Plan . . . .

Clean Power Capacity Reliability Infrastructure

$3 Billion $2 Billion $3.5 Billion $4 Billion

Environmental New gas generation Consumers Smart Energy Gas distribution Renewable energy Ludington Pumped Storage Main replacements Propane switching Gas conversions Pipeline replacements Electric reliability Electric distribution

. . . . in customer projects (none “bet the Company”) represents 80% of $15 billion plan.

Investments in Electric Reliability . . . .

Customer Outage Minutes

280

262

> 20%

204

5-year improvement

0

2007 2012

Investment

Last 5 Next 5 Years Years

(bils) (bils)

Customer reliability $0.3 $0.4 Line clearing (forestry) 0.2 0.2

Total investment $0.5 $0.6

Heat-related outages were down 60% in 2013 compared to previous year’s peak.

. . . . benefit customers, who can “count on us” for reliable service.

Capacity Needed . . . .

Installed Capacity Excl Classic 7 Classic 7

MW New Gas Plant Peak Demand with Reserve Margin 10,500

9,500

8,500 Market Purchases

7,500 6,500 5,500

4,500

2013 2014 2015 2016 2017 2018

. . . . to meet reserve requirements.

New Gas Plant CON Filed . . . .

CON filed July 12th Expected decision within nine months Reliability to be maintained for customers Capacity needed to support future energy needs Investment in Michigan to provide jobs and economic benefits

2012 2013 2014 2015 2016 2017

Air Permit

Submitted Approved

July 25

Certificate

of

Filed 7/12 Approval

Necessity

Project

Award Major Full Notice Commercial

Contracts to Proceed Operation

Investment (mils) $6 $106 $345 $253 $40

. . . . progress continues as spending ramps-up post approvals.

Near-Term Catalysts . . . .

Catalysts

1. Constructive regulation

2. Rate cases

3. Cost of removal

4. Securitization

5. Gas plant CON

6. Capital investment

7. Self-funded growth

Progress

New commissioner appointed, Sally Talberg

Avoided electric and gas rate cases to 2015 test year Tax order received September 10th Filed September 9th

CON filed July 12th, order by early April 2014 10-year visibility, $15 billion investment plan NOLs and tax credits avoid need for block equity

. . . . progress continues, more opportunities ahead.

Michigan Preparing ....

Energy Topics

Renewable energy

Electric choice

Energy efficiency

Additional areas

Length of cases, better process Capacity for future energy needs

“Appendix A” Timeline

2013

Seven public forums, Jan-Apr Company submitted answers

May-Jun Analyze data

Draft reports, public

Sep-Nov

feedback

Nov Final reports

Governor makes policy

Future

recommendations

Source: michigan.gov/energy

. . . . to improve on 2008 Law.

Key Takeaways...

EPS a Growth

$1.70

7%

+7%

5%

+7% +8%

+12%

+4%

+12%

Actual EPS = 7%

+7%

+11% Yield ~4%

Actual EPS = 8% Yield ~3%

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Growth

5%-7% real growth

Dividend growth in line with earnings

Gross operating cash flow up $0.1 billion per year

Transparent

Cost reductions

Low rates

Needed investment

Ten-year investment plan

Constructive regulatory climate

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

. . . . distinguish CMS favorably with customers and owners.

APPENDIX

Michigan’s Constructive Regulation....

New Commissioner

Previous Experience

Public Sector Consultants

Provided support for 2008 energy law

Provided research for Appendix A

Michigan Public Service Commission

Michigan Department of Environmental Quality

Public Utility Commission of Texas

Education

BS - Michigan State University

MPA - University of Texas-Austin

Commission

John Quackenbush (R), Chairman Term Ends: July 2, 2017

Sally Talberg (I) Greg White (I) Term Ends: July 2, 2019 Term Ends: July 2, 2015

. . . . strong law on the books supported by a quality commission.

2008 Law....

Progress Ahead of Plan

Energy Efficiency 2008 2015

Goal Electric 4.1% 5.5%

Gas 3.3% 3.85%

Renewable Energy 8% 10%

. . . . . established Michigan’s energy priorities.

2008 Law . .. . .

Regulatory Lag

Months (Months to Order)

12

10 Peers

8

Michigan

6

File-and-implement 6 months

4

2

0

2008 2009 2010 2011 2012 2013

Source: SNL RRA, 2013 YTD, Electric lag and ROE

Authorized ROE

(CMS vs. Peers)

10.8%

Consumers Energy Electric

10.6

Small Michigan Premium

10.4

10.2

10

Peers

0

2008 2009 2010 2011 2012 2013

. . . . provided fair and timely regulation.

Michigan Economy Performance . . . .

Gross Domestic Product – 2010 through 2012

5th Best

11%

WA 8.1

MT 6.7

ND 31.0

MN 8.2

OR 13.8

ID 2.1

WY (3.5)

SD 4.7

WI 5.9

NE 7.4

IA 6.6

NV 2.9

UT 8.7

CO 6.2

KS 7.3

MO 4.3

IL 5.9

MI 11.0

IN 12.3

OH 7.3

PA 5.9

NY 6.6

VT 8.2

NH 6.1

ME 2.7

MA 7.9

RI 2.4

CT 1.0

NJ 3.1

DE 1.4

DC 5.7

MD 7.5

VA 6.1

NC 5.6

WV 8.7

SC 7.6

KY 8.6

TN 8.4

GA 5.7

FL 3.6

AL 5.0

MS 3.2

AR 4.6

LA 4.6

OK 4.7

TX 13.0

NM 0.7

AZ 4.2

CA 5.0

HI 6.9

AK 1.2

U.S. Total = 6.7%

Highest quintile

Fourth quintile Third quintile Second quintile Lowest quintile

Source: U.S. Department of Commerce - bea.gov, real GDP 2005 chained dollars, 2012 advance and 2009 - 2011 revised, 6/6/13

. . . . among the best in the nation.

Central West Michigan . . . .

Employment

Thousands

980 Up 7% since Sep-09

955

50,000 jobs

930

905

880

2003 2005 2007 2009 2011 2013

New or Expanding Businesses

2013 Announcements Statewide Numbers

Projects 216

Investment $3.3B

229 Projects 21,608

$3 Billion 22K Jobs

JR Automation

Alticor Magna Undercar Challenge Center

Pulverdryer

Dieomatic Dart Container Denso Getman Mol-Son Martinrea Summit Polymers

Source: http://www.michiganadvantage.org/Projects/ & http://milmi.org/

. . . . economy growing faster than many.

GAAP Reconciliation

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation (Unaudited)

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Reported earnings (loss) per share - GAAP ($0.30) $0.64 ($0.44) ($0.41) ($1.02) $1.20 $0.91 $1.28 $1.58 $1.42

After-tax items:

Electric and gas utility 0.21 (0.39) - - (0.07) 0.05 0.33 0.03 0.00 0.17

Enterprises 0.74 0.62 0.04 (0.02) 1.25 (0.02) 0.09 (0.03) (0.11) (0.01)

Corporate interest and other 0.16 (0.03) 0.04 0.27 (0.32) (0.02) 0.01 * (0.01) *

Discontinued operations (income) loss (0.16) 0.02 (0.07) (0.03) 0.40 (*) (0.08) 0.08 (0.01) (0.03)

Asset impairment charges, net - - 1.82 0.76 0.60 - - - - -

Cumulative accounting changes 0.16 0.01 - - - - - - - -

Adjusted earnings per share, including MTM - non-GAA $0.81 $0.87 $1.39 $0.57 $0.84 $1.21 (a) $1.26 $1.36 $1.45 $1.55

Mark-to-market impacts 0.03 (0.43) 0.51

Adjusted earnings per share, excluding MTM - non-GAA NA $0.90 $0.96 $1.08 NA NA NA NA NA NA

* Less than $500 thousand or $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.